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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 29, 2003
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-5735                 57-1001177
      --------                     ---------               ----------
(State or other Jurisdiction of    (Commission             (IRS Employer
incorporation or organization)     File Number)            Identification No.)


203 West Main Street, Union, South Carolina                29379-0886
-------------------------------------------                ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (864) 427-9000
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

      On January 29, 2003, Union Financial Bancshares, Inc. (the "Company") issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 98,000 shares of the Company's common stock.

      A press release announcing the  Company's stock  repurchase is attached as
Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1            Press release issued on January 29, 2003


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNION FINANCIAL BANCSHARES, INC.


Dated: January 29, 2003              By: /s/ Dwight V. Neese
                                         ---------------------------------------
                                         Dwight V. Neese
                                         President and Chief Executive Officer











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